                           WARRANT ISSUANCE AGREEMENT

            This Warrant Issuance Agreement dated as of April 28, 2000 is made by and among New Century Financial Corporation, a Delaware corporation (the "Company"), U.S. Bancorp, a Delaware corporation ("USB"), and U.S. Bank National Association, a national banking association and a wholly owned subsidiary of USB ("US Bank").

            WHEREAS, the Company proposes to issue warrants as hereinafter described (the "Warrants") to purchase up to 725,000 shares (the "Warrant Shares") of the Company's Common Stock, $.01 par value per share (the "Common Stock"), in connection with the Subordinated Loan Agreement dated as of April 28, 2000 (the "Subordinated Loan Agreement") by and between US Bank and New Century Mortgage Corporation ("NCMC");

            WHEREAS, the Company has taken all necessary action to permit the issuance of the Warrants and the issuance of the Warrant Shares issuable upon exercise or conversion of the Warrants; and

            WHEREAS, the parties hereto desire to provide for the issuance of the Warrants to US Bank as herein provided and to set forth certain agreements of the Company in connection with the issuance of the warrants and other matters relating to its Common Stock.

            NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

            Section 1.1 Definitions. In addition to the definitions set forth elsewhere herein, as used herein:

            "Agreement" shall mean this Warrant Issuance Agreement.

            "Expiration Date" shall mean 5:00 p.m., Minneapolis time, on April 28, 2005.

            "First Funding Date" shall mean such date, if any, during the second calendar quarter of 2000 that US Bank advances funds to NCMC pursuant to the Subordinated Loan Agreement.

            "Preferred Stock" shall mean the Company's Series 1998A Convertible Preferred Stock and/or the Company's Series 1999A Convertible Preferred Stock.

            "Registered Holder" or "Holder" shall mean the person in whose name any Warrant Certificate shall be registered on the books maintained by the Company.

            "Second Funding Date" shall mean such date, if any, during the third calendar quarter of 2000 that US Bank advances funds to NCMC pursuant to the Subordinated Loan Agreement.

            "Securities Act" shall mean the Securities Act of 1933, as amended.

            "Third Funding Date" shall mean such date, if any, during the fourth calendar quarter of 2000 that US Bank advances funds to NCMC pursuant to the Subordinated Loan Agreement.

            "Warrant Certificate" shall mean the certificates representing the Warrants issued as herein provided.

            "Warrants" shall mean the Warrants issued pursuant to this Agreement.

                                   ARTICLE II
                   ISSUANCE OF WARRANTS; WARRANT CERTIFICATES

            Section 2.1 Issuance of Warrants. Subject to the conditions and on the terms specified herein, the Company shall issue Warrants as follows:

            (a) On the date hereof, the Company shall issue to US Bank Warrants to purchase 650,000 Warrant Shares at an exercise price of $9.5625 per Common Share with vesting to be in accordance with the following schedule:

                  Number of Warrant Shares           Vesting Date
                  ------------------------           ------------

                        518,750 shares               On the date hereof
                         43,750 shares               July 1, 2000
                         43,750 shares               October 1, 2000
                         43,750 shares               January 1, 2001

      Notwithstanding the foregoing, with respect to Warrants vesting after the date hereof, such Warrants will not vest nor be exercisable if as of the relevant vesting date NCMC has repaid all amounts owed to US Bank pursuant to the Subordinated Loan Agreement and the Second Amended and Restated Subordinated Promissory Note dated as of April 28, 2000 made by NCMC to US Bank. Warrants that fail to vest on the applicable vesting date in accordance with the immediately preceding sentence shall terminate as of such date and shall be of no further force and effect.

            (b) On the First Funding Date, the Company shall issue to US Bank Warrants to purchase that number of Warrant Shares equal to the product of (i) 75,000 times (ii) a fraction


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

equal to the amount funded by US Bank under the Subordinated Loan Agreement on such date divided by $10 million.

            (c) On the Second Funding Date, the Company shall issue to US Bank Warrants to purchase that number of Warrant Shares equal to the product of (i) 75,000 times (ii) a fraction equal to the amount funded by US Bank under the Subordinated Loan Agreement on such date divided by $10 million.

            (d) On the Third Funding Date, the Company shall issue to US Bank Warrants to purchase that number of Warrant Shares equal to the product of (i) 75,000 times (ii) a fraction equal to the amount funded by US Bank under the Subordinated Loan Agreement on such date divided by $10 million.

            Section 2.2 Warrant Certificates. The Company shall execute and deliver the Warrant Certificates in accordance with the terms of, and subject to the conditions contained in, Section 2.1. The Warrant Certificates for Warrants issued pursuant to Section 2.1(a) shall be substantially as set forth in Exhibit A hereto and Warrants issued pursuant to Sections 2.1(b), (c) and (d) shall be substantially as set forth in Exhibit B hereto. Such Warrant Certificates may have such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement. The Warrant Certificates shall be dated as of the date of their issuance.

            Section 2.3 Warrant Terms and Conditions. The Warrants shall have the terms and shall be subject to the conditions set forth herein and in the form of Warrant Certificate attached hereto as Exhibit A or Exhibit B, as applicable. The exercise price per Warrant Share for any Warrant issued pursuant to Section 2.1(b), (c) or (d) hereof shall be equal to the closing price per share of Common Stock as reported on the Nasdaq Stock Market on the trading date immediately preceding the First Funding Date, the Second Funding Date or the Third Funding Date, respectively.

            Section 2.4 Execution of Warrant Certificates. The Warrants shall be executed on behalf of the Company by a duly authorized officer of the Company.

                                   ARTICLE III
                       EXERCISE OR CONVERSION OF WARRANTS

            Section 3.1 Exercise or Conversion. Any or all of the Warrants represented by each Warrant Certificate which have vested pursuant to Section
2.1 may be exercised or converted, upon the terms and subject to the conditions set forth herein and in such Warrant Certificate, at any time on or after the date of such Warrant and before the Expiration Date. Each Warrant not exercised or converted on or before the Expiration Date shall thereupon become void and all rights of the Holder thereunder and under this Agreement shall cease. In the event that less than all of the Warrants evidenced by a Warrant Certificate surrendered upon the exercise of Warrants are exercised at any time prior to the Expiration Date, a new Warrant


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

Certificate or Certificates will be issued for the remaining number of Warrants evidenced by the Warrant Certificate so surrendered.

            Section 3.2 Time of Exercise or Conversion. Each exercise or conversion of Warrants shall be deemed to have been effective immediately prior to the close of business on the business day on which the Warrant Certificate relating to such Warrant shall have been surrendered as provided in Section 3.1 and in such Warrant Certificate. Thereafter, the Holder shall have, with respect to the Warrant Shares purchased or otherwise acquired upon exercise or conversion, all the rights and obligations of any other stockholder of the Company holding Common Stock.

                                   ARTICLE IV
                       CERTAIN OBLIGATIONS OF THE COMPANY

            Section 4.1 Performance by the Company.

            (a) The Company has reserved and shall at times keep reserved, out of the authorized and unissued capital stock of the Company, such number of Warrant Shares sufficient to provide for the exercise of the rights of purchase represented by all Warrants issued pursuant to this Agreement. The Company shall authorize and direct the transfer agent for the Common Stock (and any successor thereto, the "Transfer Agent") at all times to reserve such number of Warrant Shares as may be issuable upon exercise of outstanding Warrants under this Agreement. The Company shall provide a copy of this Agreement and each Warrant Certificate issued hereunder to the Transfer Agent. The Company shall, at its expense, use its best efforts to cause the Warrant Shares to be listed (subject to official notice of issuance) on the Nasdaq Stock Market and such other stock exchanges, if any, or markets on which the Common Stock may become listed from and after the date of issuance of such Warrants through the Expiration Date.

            (b) The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement or the Warrant Certificate, but will at all times in good faith assist in the carrying out of all such terms. Without limiting the generality of the foregoing, the Company (i) shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue the Warrant Shares upon the exercise of all Warrants from time to time outstanding, and (ii) will not (A) transfer all or substantially all of its properties and assets to any other person or entity, (B) consolidate with or merge into any other entity where the Company is not the surviving entity, or (C) permit any other entity to consolidate with or merge into the Company, where the Company is not the surviving entity, where in connection with such transfer, consolidation or merger, the Warrant Shares then issuable upon the exercise of the Warrant shall be changed into or exchanged for shares or other securities or property of any other entity unless, in any such case, the other entity acquiring such properties and assets, continuing or surviving after such consolidation or merger or issuing or distributing such shares or other securities or property, as the case may be, shall expressly assume in writing and be bound by all the terms of this Agreement and the Warrant Certificates.


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

            Section 4.2 Repurchase or Redemption of Common Stock. The Company will not repurchase or otherwise redeem outstanding shares of its Common Stock if such repurchase or redemption would cause USB's ownership of Common Stock (assuming conversion of all shares of Preferred Stock) to exceed 24.99% of the outstanding shares of Common Stock, without the consent of USB, unless or until the Company has made provision to redeem or otherwise repurchase a sufficient number of shares of the Preferred Stock or Common Stock then held by USB such that USB's ownership of Common Stock (assuming conversion of all shares of Preferred Stock) does not exceed 24.99% of the outstanding shares of Common Stock.

            Section 4.3 No Predatory Lending. For so long as USB owns any of the Preferred Stock or Common Stock of the Company, (i) the Company will not, and will not allow NCMC or any other subsidiary, to engage in any "predatory behaviors" (as defined in that certain letter dated April 4, 2000 from USB to the Company), and (ii) the Company will provide USB with a quarterly report, on or as soon as reasonably practicable after the last business day of each fiscal quarter, regarding the Company's and its subsidiaries' adherence to non-predatory lending practices during that fiscal quarter.

            Section 4.4 Cooperation; Further Assurances. The Company shall cooperate with USB and use its commercially reasonable efforts to take such actions, or to cause to be made such amendments to this Agreement and the agreements and certificates referred to herein, as may be reasonably requested by USB as necessary, proper or advisable under applicable regulations, policies and guidelines of the Board of Governors of the Federal Reserve System, the Office of the Comptroller of the Currency or other applicable bank regulatory authority.

                                    ARTICLE V
                      CERTAIN OTHER PROVISIONS RELATING TO
                    RIGHTS OF HOLDERS OF WARRANT CERTIFICATES

            Section 5.1 No Rights of Holders of Common Stock. The Warrant Certificates shall be issued in registered form only. No Warrant Certificate shall entitle the Holder thereof to any of the rights of a holder of Common Stock of the Company, including, without limitation, the right to vote, to receive other distributions, to elect directors of the Company or to receive notice of or to attend the meetings of stockholders or any other proceeding of the Company.

            Section 5.2 Loss, Theft, Destruction or Mutilation of Warrant Certificates. In case any of the Warrant Certificates shall be lost, stolen, destroyed or mutilated, the Company will issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent right or interest, but (a) in the case of such loss, theft or destruction, only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant Certificate and indemnity, if requested, also satisfactory to it or (b) in the case of any such mutilation, only upon surrender to and cancellation by the Company of such Warrant Certificate.


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

                                   ARTICLE VI
                  TRANSFER AND EXCHANGE OF WARRANT CERTIFICATES

            Section 6.1 Transfer or Exchange of Warrant Certificates. The Warrants, the rights thereunder and the Warrant Shares may be sold, transferred or otherwise disposed of or in any manner transferred upon the books of the Company, in whole or in part, (a) to a successor to US Bank or any affiliate of US Bank and (b) to any other person or entity, subject to the requirements of the Securities Act and any applicable state securities law. Any such transfer may be made at the principal office of the Company by the Holder of such Warrant in person or by duly authorized attorney, upon surrender of the Warrant properly endorsed. Upon surrender for transfer or exchange of any Warrant Certificate, properly endorsed, to the Company, the Company will issue and deliver to or upon the order of the Holder thereof a new Warrant Certificate of like tenor, in the name of such Holder or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct. Any Warrant Certificate surrendered for transfer or exchange shall be canceled by the Company.

                                   ARTICLE VII
                               REGISTRATION RIGHTS

            Section 7.1 Registration Rights Agreement. The Warrant Shares shall be subject to the registration rights as set forth in that Amended and Restated Registration Rights Agreement dated as of April 28, 2000 (the "Registration Rights Agreement") by and between USB and the Company (subject in all cases to any restrictions or limitations set forth in Section 9 thereof).

                                  ARTICLE VIII
                                  OTHER MATTERS

            Section 8.1 Successors and Assigns. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Holder shall bind and inure to the benefit of their respective successors and assigns hereunder.

            Section 8.2 Notices. Any notice or demand authorized by this Agreement to be given or made by the Holder of any Warrant Certificate to the Company shall be sufficiently given or made if sent by first-class or registered mail, postage prepaid, addressed as follows:


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

            New Century Financial Corporation
            18400 Von Karman, Suite 1000
            Irvine, California 92612
            Attention: Brad A. Morrice
            Telecopy: 949-440-7033

            Any notice pursuant to this Agreement to be given or made by the Company to the Holder of any Warrant shall be sufficiently given or made (unless otherwise specifically provided for herein) if sent by first-class or registered mail, postage prepaid, addressed to said registered Holder at his or her address appearing on the Warrant register.

            Section 8.3 Governing Law. This Agreement and each Warrant Certificate issued hereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

            Section 8.4 No Benefits Conferred. Nothing in this Agreement expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or to give to any person or entity other than the Company, USB and the Holders of Warrant Certificates any legal or equitable right, remedy or claim under or by reason of this Agreement, or of any covenant, condition, stipulation, promise or agreement herein; and all covenants, conditions, stipulations, promises and agreements in this Agreement shall be for the sole and exclusive benefit of the Company and its successors, USB and its successors and the Holders of Warrant Certificates and the Registrable Securities (as defined in the Registration Rights Agreement).

            Section 8.5 Counterparts. This Agreement may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

            Section 8.6 Headings. The descriptive headings used in this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.


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

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.


                                          NEW CENTURY FINANCIAL CORPORATION

                                          By: /s/ Patrick Flanagan
                                              ----------------------------------

                                          Its: EVP
                                               ---------------------------------


                                          U.S. BANCORP

                                          By:   /s/  Edwin Jenkins
                                              ----------------------------------

                                          Its:
                                               ---------------------------------


                                          U.S. BANK NATIONAL ASSOCIATION

                                          By:   /s/  Edwin Jenkins
                                              ----------------------------------

                                          Its:
                                               ---------------------------------


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